Share capital, warrant outstanding and additional paid-in capital	6 Months Ended
Jun. 30, 2024
Share capital and additional paid-in capital
Share capital, warrant outstanding and additional paid-in capital
14.	Share capital, warrant outstanding and additional paid-in capital

On January 19, 2024, January 31, 2024 and February 19, 2024, the Company issued 27,888,690 Class A ordinary shares upon the conversion of certain convertible bonds issued to LMR in aggregate (Note 12).

In May 2024, the Company amended and restated the previously adopted Second Amended and Restated New 2022 Share Incentive Plan to expand the number of Class A ordinary shares available for grant of awards. Upon the amendment, the maximum total number of Class A ordinary shares of the Company underlying all awards, whether granted or available to be granted, under the plan became 644,746,682 (from 490,563,333 immediately prior to the amendment) and will be increased on the first day of each fiscal year from January 1, 2025 by an amount equal to 1% of the total number of shares issued and outstanding on the last day of the immediately preceding fiscal year, unless otherwise determined by the board of directors of the Company.

On March 15, 2024, an institution investor purchased a total of 238,095 ADSs of the Company together with warrants to purchase up to 238,095 ADSs at a combined purchase price of US$25.2 per ADS and accompanying warrant through a private placement for total gross proceeds of approximately US$6 million (RMB: 42.6 million). The warrants with an exercise price of US$29.8 will be exercisable beginning six months following the date of issuance and will expire five years from the initial exercise date.